Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ Steven J. Kean
Steven J. Kean

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale, upon its conversion into a Delaware corporation, of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ Michael Miller
Michael Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ Michael C. Morgan
Michael C. Morgan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale, upon its conversion into a Delaware corporation, of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ Kenneth A. Pontarelli
Kenneth A. Pontarelli

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ Fayez Sarofim
Fayez Sarofim

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ C. Park Shaper
C. Park Shaper

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale, upon its conversion into a Delaware corporation, of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ John Stokes
John Stokes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale, upon its conversion into a Delaware corporation, of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ R. Baran Tekkora
R. Baran Tekkora

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned manager of Kinder Morgan Holdco LLC (the “Company”), a Delaware limited liability company, in connection with the registration by the Company of the sale, upon its conversion into a Delaware corporation, of its common stock by certain stockholders of the Company, hereby constitutes and appoints Joseph Listengart and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-1 (or other appropriate form) and any subsequent registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this registration statement, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof. This power of attorney shall remain in full force and effect until (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of November, 2010.

/s/ Glenn A. Youngkin
Glenn A. Youngkin